Consolidated Statements of Profit and Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Revenue:
Total revenue	$ 1,095	$ 424	$ 440
Operating expenses:
Purchases, net of inventory variation	275	62	185
Payroll expenses	17,672	21,750	19,770
Research and development expenses	1,895	4,385	5,631
Other operating expenses	5,936	4,641	3,919
Amortization and depreciation	1,719	1,633	842
Total operating expenses	27,497	32,471	30,347
Loss from operations	(26,402)	(32,047)	(29,907)
Finance income	26	135	134
Finance cost	(477)	(351)	(411)
Loss before tax	(26,853)	(32,263)	(30,184)
Income tax benefit (expense)	99	(160)	(41)
Net loss for the year	$ (26,754)	$ (32,423)	$ (30,225)
Loss per share, basic and diluted	$ (0.03)	$ (0.05)	$ (0.06)
Product [Member]
Revenue:
Total revenue	$ 1,013	$ 159	$ 268
Service [Member]
Revenue:
Total revenue	$ 82	$ 265	$ 172